SUBSCRIPTION DOCUMENTS

Instructions for Subscription

I.	PLEASE READ AND COMPLETE THE ATTACHED SUBSCRIPTION AGREEMENT.

Please be sure to:

o	Fill in your name and other data requested on the first page.

o	Indicate (by choosing the appropriate boxes in the Subscription Agreement) whether you are an Accredited Investor.

o	Complete all items on the signature pages.

II.	IF YOU USE A PURCHASER REPRESENTATIVE, contact the Company or your placement agent to obtain a Purchaser Representative Questionnaire.

III.	RETURN YOUR EXECUTED SUBSCRIPTION DOCUMENT together with your check in the amount of your investment made out to "Powerdyne, Inc." to

Powerdyne, Inc.
300 Centerville Road
Suite 100E
Warwick, RI  02886

Any inquiries concerning the subscription to the securities may be addressed to President, Powerdyne, Inc. at the above address or by phone to 401-739-3300 or by facsimile to 401-734-9889.

The investment securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. In addition to the other requirements of Rule 506, sales of the investment securities are limited to no more than 35 persons who are not Accredited Investors as that term is defined in Regulation D.

 POWERDYNE, INC.

Subscription Agreement

Name of Subscriber:

Number of Shares Purchased (0 share minimum):
_
Subscription Amount ($ per share):

State of Residence:

1.       Subscription. The undersigned hereby subscribes to the number of shares set forth above of the common stock of Powerdyne, Inc. (the "Investment Securities ") a corporation organized and existing under the laws of the State of Nevada (the "Company"), and agrees to pay for such Investment Securities the amount set forth above in cash or by check subject to collection upon execution of this subscription agreement.

2.       Agreements and Understandings of the Undersigned. The undersigned agrees and understands that:

2.1. The undersigned is entitled to full information about the Company and its principals. Written materials describing the Company and the Investment Securities (the "Investment Documents") have been furnished to the undersigned prior to execution of this subscription agreement and the undersigned has been given the time required to read such materials, alone or with the undersigned's advisor(s).

2.2. If the undersigned has made any deposit, escrow or other payment in whole or in part toward the purchase of the Investment Securities offered hereby before executing this subscription agreement, the undersigned may elect to either: (i) ratify the undersigned's investment and receive a credit in full for such payment by execution of this subscription agreement; or (ii) have returned on demand the full amount of such payment, less distributions received by the undersigned, if any, plus lawful interest, at which time the undersigned will have no interest in or further obligation in regard to the Investment Securities offered hereby.

2.3. The undersigned (or the entity for which the undersigned is acting, if any) will not offer or sell all or any part of the undersigned's Investment Securities until and unless the Investment Securities are registered under the Securities Act of 1933, as amended and under applicable state laws or unless the undersigned has delivered to the Company an opinion of counsel satisfactory to it that such registration is not required.

2.4. No Federal or state agency has made any finding or determination as to the fairness for investment, nor recommendation or endorsement, of the Investment Securities.

2.5. If the undersigned is neither a United States citizen nor a resident of the United States, then the undersigned agrees: (a) to supply the Company with any and all information necessary so that the Company may satisfy any and all United States legal reporting requirements; and (b) to indemnify the Company for any liability incurred by the Company as a result of its failure to withhold any taxes or comply with any reporting requirements because the undersigned did not provide the necessary information to the Company to enable it to withhold the necessary taxes or fully comply with such requirements. Furthermore, if the undersigned is a foreign investor who fails to timely file U.S. Internal Revenue Service Form 4224 with the Company (the first such Form must be filed in duplicate with the Company prior to the acceptance of this subscription), the undersigned agrees, at the request of the Company, to execute any and all documents and instruments requested by the Company in order to consummate a sale or disposition of the Investment Securities as required to comply with law.

2.6. If the undersigned is an organization (other than a cooperative described in Section 521 of the Internal Revenue Code of 1986, as amended) whose income from the Company will be exempt from United States income tax, the undersigned shall so advise the Company.

2.7. THE OFFERING OF THESE SECURITIES IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. AS SUCH THE UNDERSIGNED MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. RESTRICTIONS WILL BE PLACED ON THE TRANSFERABILITY OF THE SECURITIES.

2.8. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE NOR HAS THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS.

2.9. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3. Warranties of the Undersigned. The undersigned represents and warrants that:

3.1. The undersigned has reached the age of majority in the state or country in which the undersigned resides.

3.2. The undersigned (or the entity for which the undersigned is acting, if any) intends to retain indefinitely, and has no present arrangement, understanding or agreement for disposing of the Investment Securities and takes such Investment Securities solely for the account of the name(s) which appear below.

3.3. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of formation; (ii) is duly authorized and empowered to purchase the Investment Securities; (iii) was not organized exclusively for the purpose of acquiring the Investment Securities and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute this subscription agreement on behalf of the undersigned, and, upon such execution, the subscription agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Company, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents.

3.4. If the undersigned is not an Accredited Investor (described hereinafter) under Regulation D of the General Rules and Regulations of the Securities and Exchange Commission, the undersigned, either alone or with an advisor(s), has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment.

3.5. It has been called to the undersigned's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to the benefit of investors. The economic benefit from an investment in the Investment Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor of a purchase of the Investment Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Investment Securities. The undersigned and the undersigned's advisor(s), if any, have carefully reviewed and understand the risk of, and other considerations relating to, a purchase of the Investment Securities.

3.6. The undersigned is able to bear the economic risks of this investment, is able to hold the Investment Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

3.7. The undersigned and the undersigned's advisor(s), if any, have relied only upon the information contained in the Investment Documents made available to the undersigned and the undersigned's advisor( s). Any other information concerning this offering, whether oral or written, may be incomplete or inaccurate. Only the Investment Documents are intended to be an accurate description of the offering and its terms.

3.8. The Company has answered all inquiries that the undersigned and the undersigned's advisor( s), if any, have made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Investment Securities. No oral statement, printed material, or inducement which is contrary to the information contained in the Investment Documents has been given or made by or on behalf of the Company to the undersigned or the undersigned's advisor( s), if any.

3.9. All of the representations and information provided by the undersigned in this subscription agreement and any additional information which the undersigned has furnished to the Company with respect to the undersigned’s financial position and business experience is accurate and complete as of the date that this subscription agreement was executed by the undersigned. If there should be any material adverse change in such representations or information prior to the sale of the Investment Securities subscribed for herein to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Company.

3.10. The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

4. "Non-Resident Alien" Status (if applicable). By indication below, the undersigned represents and warrants that the undersigned (or the entity for which the undersigned is acting, if any) is not a citizen of the United States or Canada and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Investment Securities under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

________ CHECK HERE IF NOT A CITIZEN/RESIDENT OF THE UNITED STATES OR CANADA.

5.       "Accredited Investor" Status. The investment securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. In addition to the other requirements of Rule 506, sales of the investment securities are limited to no more than 35 persons who are not Accredited Investors as that term is defined in Regulation D.

Unless indicated otherwise herein, the undersigned falls within one of the following definitions of Accredited Investor:

For individuals:

o	The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 at the time of purchase of the Investment Securities.

o
The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

o	The undersigned is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.

If an Accredited Investor, the undersigned further certifies that: (i) the undersigned (or the undersigned’s professional advisor(s)) has the capacity to protect the undersigned’s interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned's net worth or joint net worth with spouse.

For entities:

o	The undersigned is an institutional investor as provided in Regulation Section 230.501(a)(1) under the Securities Act of 1933.

o	The undersigned is a private business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940.

o
The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Investment Securities, with total assets in excess of $5,000,000.

o
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the special purpose of acquiring the Investment Securities, whose investment is directed by a person described in Regulation Section 230.506(b)(2)(ii) under the Securities Act of 1933.

o	The undersigned is an entity owned entirely by any of the persons described above.

6. Suitability Information for Investors who are not Accredited Investors. If the undersigned does NOT meet the definition above of an accredited investor, the undersigned must be able to check the following.

_____ I am NOT an Accredited Investor. I have such knowledge and experience in financial and business matters that I (alone or together with a Purchaser Representative) am capable of evaluating the merits and risks of this investment.

If the undersigned is not an Accredited Investor, the Company may require that the undersigned utilize the services of a Purchaser Representative or equivalent advisor who may be required to complete a Purchaser Representative Questionnaire.

7. Acceptance and Conditions of Investment.

The undersigned agrees and is aware that:

7.1. The Company reserves the unrestricted right to reject any subscription, and no subscription will be binding unless and until accepted by it. A subscription from a non-accredited investor will not be accepted if the maximum limitation on the number of non-accredited investors has already been reached.

7.2. A legend in substantially the following form will be placed on any certificate(s) evidencing the Investment Securities:

THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY ANY INVESTOR TO ANY OTHER PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE LAW OF THE STATE OR JURISDICTION WHERE SOLD, TRANSFERRED OR DISPOSED OF, UNLESS SUCH SALE, TRANSFER OR DISPOSITION SHALL QUALIFY UNDER AN ALLOWED EXEMPTION TO SUCH REGISTRATION.

7.3. Stop transfer instructions will be placed with respect to the Investment Securities so as to restrict resale or other transfer thereof subject to further items hereof, including the provisions of the legend set forth above.

7.4. Unless otherwise provided by law, the legend and stop transfer instructions described above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

8. Registration Rights. The undersigned, or subsequent holder of the Investment Securities, shall have the right to have the Investment Securities included in the first registration statement effected by the Company for any of its stock or other securities under the Securities Act of 1933, as amended, (other than a registration statement relating solely to the sale of securities to participants in a Company stock plan, a Form S-4 registration statement, or a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Investment Securities). Holders who wish their Investment Securities included in such registration statement shall comply with reasonable conditions imposed by the Company, including the furnishing of certain information required to be included in the registration statement. The expenses of the registration statement will be borne by the Company except for expenses (such as the advice of an attorney, accountant or financial advisor) incurred by the holder individually.

9. Accuracy of Information Given. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned's knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Investment Securities as well as any acceptance of this subscription for the Investment Securities.

10. Election of Purchaser Representative. The undersigned understands that the undersigned is entitled to be advised by a Purchaser Representative or an equivalent advisor in making a decision to invest and that (unless the undersigned is an Accredited Investor) the undersigned must be so advised if the undersigned does not have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this investment.

II. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and hereby agrees to indemnify and hold harmless the Company, its affiliates, attorneys, accountants, agents, employees and any selling security holder from and against any and all loss, damage or liability, including, without limitation, reasonable attorneys fees incurred as a result of such breach, due to or arising out of a breach of any such representations or warranties. This indemnification shall not require that the Company shall have been determined by any Federal, state or other authority or person to have qualified for any exemption from the registration provisions of Federal or state securities laws, rules or regulations.

12. Arbitration. The undersigned hereby agrees that any and all claims (other than claims for injunctive or other equitable relief) now or at any time hereafter as to which the Company, its affiliates, attorneys, accountants, agents or employees and the undersigned, the undersigned's successors or assigns may be adverse parties, whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. Each party irrevocably consents to subject matter and personal jurisdiction before the American Arbitration Association. The parties covenant that under no conditions will any of them file any action at law against any other or bring any claim in any forum other than before the American Arbitration Association, and they agree that any litigation, if filed, shall be immediately dismissed upon application and shall be referred for arbitration hereunder with costs and attorneys' fees to the prevailing party. The situs of arbitration and any counterclaims shall be selected by the person against whom arbitration is sought provided that such situs is within the United States and is the situs of such person's principal residence or place of business. Any dispute concerning situs shall be determined by the American Arbitration Association.

The parties shall restrict themselves to claims for compensatory damages. No claims shall be made by any party for lost profits, punitive or similar damages. The parties agree that any award or decision by the American Arbitration Association shall be final and non-appealable except as to errors of law. Any appeal from an award of the arbitrator shall be taken to the appropriate court having jurisdiction over the situs of the arbitration. No bond shall be required of any party on appeal, and no enforcement of the award shall be granted until a determination of the appeal is final or until time to take an appeal has expired. Each party shall pay their own attorneys fees and costs of the arbitration and any appeal.

It is the intent of the parties and their affiliates to deal with all disputes between them by arbitration to the maximum degree allowed by law (including claims against any party's current or former attorneys, accountants, agents, employees, successors or assigns), and if any claim or claims should be held not subject to arbitration, only such claim or claims shall be excluded from this paragraph.

PLEASE EXECUTE THE ATTACHED SIGNATURE PAGE

POWERDYNE, INC.

Signature Page to Subscription Agreement

Name of Subscriber

Street

City, State, Zip Code

$
Amount of Subscription

By
Signature

Date:

Taxpayer Identification Number
(Social Security number for individuals)

Status (if not individual):
(    ) Trust               (    ) Corporation
(    ) Partnership     (    ) Other ______________
(    ) IRA

Title to be Taken By (if not individual):

( ) Joint Tenant with
(name of co-tenant)

( ) Other (describe):

Accepted:

POWERDYNE, INC.

By

Date:  ________________,